AMENDMENT TO
                          MANAGEMENT SERVICES AGREEMENT
                              DATED EFFECTIVE AS OF
                                  19 APRIL 1996


The territory, as stated in paragraph 3, page 2, and Attachment A, is hereby Amended to include Indonesia and Malaysia.




Agreed and accepted as effective 19 April 1996:

DIGITAL RECORDERS, Inc.


--------------------------------
J. Phillips L. Johnston; Chairman & CEO



TRANSIT MEDIA GmbH


--------------------------------
Robert Huber; Managing Director



ROBINSON TURNEY INTERNATIONAL, Inc.


--------------------------------
David L. Turney; Principal





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